                                                                     Exhibit E-4

                                 Form U-13-60
                    Mutual and Subsidiary Service Companies
                           Revised February 7, 1980


                                 ANNUAL REPORT


                                FOR THE PERIOD


         Beginning   January 1, 1998   and Ending   December 31, 1998
                    -----------------              -------------------


                                    TO THE

                    U.S. SECURITIES AND EXCHANGE COMMISSION


                                      OF


                            GPU INTERNATIONAL, INC.
----------------------------------------------------------------------------
    (Exact Name of Reporting Company)


A                             Subsidiary                     Service Company
 -----------------------------------------------------------
                    ("Mutual" or "Subsidiary")


Date of Incorporation August 31, 1990 If not Incorporated, Date of
                      ---------------
Organization____________________

State or Sovereign Power under which Incorporated or Organized  Delaware
                                                               -----------

                                                          1 Upper Pond Road
Location of Principal Executive Offices of Reporting Co.  Parsippany, NJ 07054
                                                          --------------------

     Name, title, and address of officer to whom correspondence concerning this report should be addressed:

                                                   1 Upper Pond Road
R. L. Wise,       President and CEO                Parsippany, NJ 07054
--------------------------------------------------------------------------------
  (Name)              (Title)                            (Address)


Name of Principal Holding Company Whose Subsidiaries are served by Reporting
Company:


                                   GPU, INC.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR USE OF FORM U-13-60

   1.  Time of Filing.--Rule 94 provides that on or before the first day of May
       --------------
in each calendar year, each mutual service company and each subsidiary service company as to which the Commission shall have made a favorable finding pursuant to Rule 88, and every service company whose application for approval or declaration pursuant to Rule 88 is pending shall file with the Commission an annual report on Form U-13-60 and in accordance with the Instructions for that form.

   2.  Number of Copies.--Each annual report shall be filed in duplicate.  The
       ----------------
company should prepare and retain at least one extra copy for itself in case correspondence with reference to the report become necessary.

   3.  Period Covered by Report.--The first report filed by any company shall
       ------------------------
cover the period from the date the Uniform System of Accounts was required to be made effective as to that company under Rules 82 and 93 to the end of that calendar year. Subsequent reports should cover a calendar year.

   4.  Report Format.--Reports shall be submitted on the forms prepared by the
       -------------
Commission. If the space provided on any sheet of such form is inadequate, additional sheets may be inserted of the same size as a sheet of the form or folded to such size.

   5.  Money Amounts Displayed.--All money amounts required to be shown in
       -----------------------
financial statements may be expressed in whole dollars, in thousands of dollars or in hundred thousands of dollars, as appropriate and subject to provisions of Regulation S-X (S210.3-01(b)).

   6.  Deficits Displayed.--Deficits and other like entries shall be indicated
       ------------------
by the use of either brackets or a parenthesis with corresponding reference in footnotes. (Regulation S-X, S210.3-01(c))

   7.  Major Amendments or Corrections.--Any company desiring to amend or
       -------------------------------
correct a major omission or error in a report after it has been filed with the Commission shall submit an amended report including only those pages, schedules, and entries that are to be amended or corrected. A cover letter shall be submitted requesting the Commission to incorporate the amended report changes and shall be signed by a duly authorized officer of the company.

   8.  Definitions.--Definitions contained in Instruction 01-8 to the Uniform
       -----------
System of Accounts for Mutual Service Companies and Subsidiary Service Companies, Public Utility Holding Company Act of 1935, as amended February 2, 1979 shall be applicable to words or terms used specifically within this Form U-13-60.

   9.  Organization Chart.--The service company shall submit with each annual
       ------------------
report a copy of its current organization chart.

   10. Methods of Allocation.--The service company shall submit with each annual
       ---------------------
report a listing of the currently effective methods of allocation being used by the service company and on file with the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935.

   11. Annual Statement of Compensation for Use of Capital Billed.--The service
       ----------------------------------------------------------
company shall submit with each annual report a copy of the annual statement supplied to each associate company in support of the amount of compensation for use of capital billed during the calendar year.

     LISTING OF SCHEDULES AND ANALYSIS OF ACCOUNTS                           Page
                                                                            Number
------------------------------------------------------------------------------------

   Description of Schedules and Accounts            Schedule or Account
                                                          Number
------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET                              Schedule I             4-5
-------------------------

  SERVICE COMPANY PROPERTY                             Schedule II            6-7

  ACCUMULATED PROVISION FOR DEPRECIATION
  AND AMORTIZATION OF SERVICE COMPANY PROPERTY         Schedule III            8

  INVESTMENTS                                          Schedule IV             9

  ACCOUNTS RECEIVABLE FROM ASSOCIATE
  COMPANIES                                            Schedule V             10

  FUEL STOCK EXPENSES UNDISTRIBUTED                    Schedule VI            11

  STORES EXPENSE UNDISTRIBUTED                         Schedule VII           12

  MISCELLANEOUS CURRENT AND ACCRUED ASSETS             Schedule VIII          13

  MISCELLANEOUS DEFERRED DEBITS                        Schedule IX            14

  RESEARCH, DEVELOPMENT, OR DEMONSTRATION
  EXPENDITURES                                         Schedule X             15

  PROPRIETARY CAPITAL                                  Schedule XI            16

  LONG-TERM DEBT                                       Schedule XII           17

  CURRENT AND ACCRUED LIABILITIES                      Schedule XIII          18

  NOTES TO FINANCIAL STATEMENTS                        Schedule XIV           19

COMPARATIVE INCOME STATEMENT                           Schedule XV            20
----------------------------

  ANALYSIS OF BILLING - ASSOCIATE COMPANIES            Account 457            21

  ANALYSIS OF BILLING - NONASSOCIATE COMPANIES         Account 458            22

  ANALYSIS OF CHARGES FOR SERVICE - ASSOCIATE
  AND NONASSOCIATE COMPANIES                           Schedule XVI           23

  SCHEDULE OF EXPENSE BY DEPARTMENT OR
  SERVICE FUNCTION                                     Schedule XVII        24-25

  DEPARTMENTAL ANALYSIS OF SALARIES                    Account 920            26

  OUTSIDE SERVICES EMPLOYED                            Account 923            27

  EMPLOYEE PENSIONS AND BENEFITS                       Account 926            28

  GENERAL ADVERTISING EXPENSES                         Account 930.1          29

  MISCELLANEOUS GENERAL EXPENSES                       Account 930.2          30

  RENTS                                                Account 931            31

  DEPRECIATION AND AMORTIZATION                        Account 403            32

  TAXES OTHER THAN INCOME TAXES                        Account 408            33

  DONATIONS                                            Account 426.1          34

  OTHER DEDUCTIONS                                     Account 426.5          35

  NOTES TO STATEMENT OF INCOME                         Schedule XVIII         36

--------------------------------------------------------------------------------
LISTING OF INSTRUCTIONAL FILING REQUIREMENTS                             Page
                                                                        Number
--------------------------------------------------------------------------------
Description of Reports of Statements

--------------------------------------------------------------------------------

ORGANIZATION CHART                                                        37
------------------


METHODS OF ALLOCATION                                                     38
---------------------


ANNUAL STATEMENT OF COMPENSATION FOR USE                                  39
----------------------------------------
OF CAPITAL BILLED
-----------------


VENTURE DISCLOSURES                                                       40
-------------------


EXHIBIT                                                                   41
-------

NOTE: Dollar figures in this report are shown in thousands unless otherwise noted.

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                   ------------------------

--------------------------------------------------------------------------------

                    SCHEDULE I - COMPARATIVE BALANCE SHEET
                    --------------------------------------

Give balance sheet of the Company as of December 31 of the current and prior year.

-----------------------------------------------------------------------------------------------------
ACCOUNT        ASSETS AND OTHER DEBITS                                     AS OF DECEMBER 31
--------------------------------------------------------------------------------------------------
                                                                      CURRENT                PRIOR
                                                                      -------                -----
 SERVICE COMPANY PROPERTY
 ------------------------

101       Service company property  (Schedule II)                     $107,312            $  2,775
107       Construction work in progress (Schedule II)                        -             126,665
                                                                      --------            --------
               Total Property                                          107,312             129,440

108       Less accumulated provision for depreciation
          and amortization of service company
          property (Schedule III)                                       20,470               1,068
                                                                      --------            --------
               Net Service Company Property                             86,842             128,372
                                                                      --------            --------

 INVESTMENTS
 -----------

123       Investments in assoc. companies (Schedule IV)                 63,373              65,564
124       Other investments (Schedule IV)                               33,125              47,493
                                                                      --------            --------
          Total Investments                                             96,498             113,057
                                                                      --------            --------

 CURRENT AND ACCRUED ASSETS
 --------------------------

131       Cash                                                           4,589               4,203
134       Special deposits                                              11,643              16,102
135       Working funds                                                      -                   -
136       Temporary cash investments (Schedule IV)                      20,846                   -
141       Notes receivable                                              20,389              28,226
143       Accounts receivable                                           20,752              10,778
144       Accumulated provision for uncollectible
          accounts                                                      (5,012)                  -
146       Accounts receivable from associate
          companies (Schedule V)                                        24,392               7,536
152       Fuel stock expenses undistributed
          (Schedule VI)                                                    228                   -
154       Materials and supplies                                           675                   -
163       Stores expense undistributed (Schedule VII)                        -                   -
165       Prepayments                                                    1,922               1,717
171       Interest Receivable                                            1,826                 132
174       Miscellaneous current and accrued
          assets (Schedule VIII)                                        71,716               4,318
                                                                      --------            --------
          Total Current and Accrued Assets                             173,966              73,012
                                                                      --------            --------

 DEFERRED DEBITS
 ---------------

181       Unamortized debt expense                                           -                   -
184       Clearing accounts                                                  -                   -
186       Miscellaneous deferred debits (Schedule IX)                        -               1,258
188       Research, development, or demonstration
          expenditures (Schedule X)                                          -                   -
190       Accumulated deferred income taxes                             40,217               2,892
                                                                      --------            --------
          Total Deferred Debits                                         40,217               4,150
                                                                      --------            --------

          TOTAL ASSETS AND OTHER DEBITS                               $397,523            $318,591
                                                                      ========            ========

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------


                    SCHEDULE I - COMPARATIVE BALANCE SHEET
                    --------------------------------------

-------------------------------------------------------------------------------------------------
ACCOUNT          LIABILITIES AND PROPRIETARY CAPITAL                     AS OF DECEMBER 31
----------------------------------------------------------------------------------------------
                                                                      CURRENT          PRIOR
                                                                      -------          -----
 PROPRIETARY CAPITAL
 -------------------

201       Common stock issued (Schedule XI)                           $    100       $      -
211       Miscellaneous paid-in-capital (Schedule XI)                  144,466        136,466
215       Appropriated retained earnings (Schedule XI)                       -              -
216       Unappropriated retained earnings (deficit)
          (Schedule XI)                                                (11,622)       (19,291)
                                                                      --------       --------
               Total Proprietary Capital                               132,944        117,275
                                                                      --------       --------

 LONG-TERM DEBT
 --------------

223       Advances from assoc. companies (Schedule XII)                      -              -
224       Other long-term debt  (Schedule XII)                               -        124,600
225       Unamortized premium on long-term debt                              -              -
226       Unamortized discount on long-term debt-debit                       -              -
                                                                      --------       --------
               Total Long-term Debt                                          -        124,600
                                                                      --------       --------

 CURRENT AND ACCRUED LIABILITIES
 -------------------------------

231       Notes payable                                                 11,600          1,500
232       Accounts payable                                               8,736          9,588
233       Notes payable to associate
          companies (Schedule XIII)                                          -              -
234       Accounts payable to associate
          companies (Schedule XIII)                                     19,365          6,600
236       Taxes accrued                                                      -              -
237       Interest accrued                                                   -          2,138
238       Dividends declared                                                 -              -
241       Tax collections payable                                            -            307
242       Miscellaneous current and accrued
          liabilities (Schedule XIII)                                   16,942         17,163
                                                                      --------       --------
               Total Current and Accrued Liabilities                    56,643         37,296
                                                                      --------       --------

 DEFERRED CREDITS
 ----------------

253       Other deferred credits                                       198,646         29,986
255       Accumulated deferred investment tax credits                        -              -
                                                                      --------       --------
               Total Deferred Credits                                  198,646         29,986
                                                                      --------       --------

282       ACCUMULATED DEFERRED INCOME TAXES                              9,290          9,434
          ---------------------------------

                                                                      --------       --------
          TOTAL LIABILITIES AND PROPRIETARY CAPITAL                   $397,523       $318,591
                                                                      ========       ========

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                    SCHEDULE II - SERVICE COMPANY PROPERTY
                    --------------------------------------

-----------------------------------------------------------------------------------------------------
                              BALANCE AT                                                  BALANCE AT
                               BEGINNING                    RETIREMENTS      OTHER         CLOSE OF
    DESCRIPTION                 OF YEAR      ADDITIONS        OR SALES     CHANGES 1/        YEAR
-----------------------------------------------------------------------------------------------------
SERVICE COMPANY PROPERTY
------------------------

Account
-------

301  ORGANIZATION

303  MISCELLANEOUS
     INTANGIBLE PLANT

304  LAND & LAND RIGHT         $     152     $     901       $  (152)      $        -     $     901

305  STRUCTURES AND
     IMPROVEMENTS

306  LEASEHOLD
     IMPROVEMENTS                    779            61             -                -           840

307  EQUIPMENT 2/                     16           129           (36)               -           109

308  OFFICE FURNITURE
     AND EQUIPMENT                 1,807           568          (104)               -         2,271

309  AUTOMOBILES, OTHER
     VEHICLES AND
     RELATED GARAGE
     EQUIPMENT                        21            21           (10)               -            32

310  AIRCRAFT AND
     AIRPORT EQUIPMENT

311  OTHER SERVICE
     COMPANY PROPERTY 3/               -       238,638             -         (135,479)      103,159
                               ---------     ---------       -------       ----------     ---------

          SUB-TOTAL                2,775       240,318          (302)        (135,479)      107,312
                               ---------     ---------       -------       ----------     ---------

107  CONSTRUCTION WORK
     IN PROGRESS 4/              126,665         6,945                       (133,610)            -

                               ---------     ---------       -------       ----------     ---------
     TOTAL                     $ 129,440     $ 247,263       $  (302)      $ (269,089)    $ 107,312
                               =========     =========       =======       ==========     =========

-----------------------------------------------------------------------------------------------------

1/  PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:
-

ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                 -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                            SCHEDULE II - CONTINUED
                            -----------------------


--------------------------------------------------------------------------------

2/  SUBACCOUNTS ARE REQUIRED FOR EACH CLASS OF EQUIPMENT OWNED.  THE SERVICE
-
    COMPANY SHALL PROVIDE A LISTING BY SUBACCOUNT OF EQUIPMENT ADDITIONS DURING THE YEAR AND THE BALANCE AT THE CLOSE OF THE YEAR:

---------------------------------------------------------------------------

                                                                 BALANCE AT
              SUBACCOUNT DESCRIPTION              ADDITIONS       CLOSE OF
                                                                    YEAR
                                                                 ----------
    N/A






                                                   ------          ------
                                 TOTAL             $    -          $    -
                                                   ======          ======

--------------------------------------------------------------------------------

3/  DESCRIBE OTHER SERVICE COMPANY PROPERTY:
-

THE SERVICE COMPANY PROPERTY ACCOUNT REPRESENTS A 300 MEGAWATT GAS AND OIL FIRED COGENERATION FACILITY LOCATED IN KATHLEEN, GEORGIA WHICH WAS PLACED INTO COMMERCIAL OPERATION IN JUNE 1998. ENERGY AND CAPACITY IS BEING SOLD TO GEORGIA POWER COMPANY AND STEAM IS BEING SOLD TO THE ADJOINING FRITO-LAY PLANT.

--------------------------------------------------------------------------------

4/  DESCRIBE CONSTRUCTION WORK IN PROGRESS:
-

THE CONSTRUCTION WORK IN PROGRESS ACCOUNT REPRESENTS THE END OF CONSTRUCTION AND THE BEGINNING OF COMMERCIAL OPERATION OF THE AFOREMENTIONED PLANT IN ITEM 3 UNDER A 30-YEAR POWER PURCHASE AGREEMENT (AGREEMENT). THE AGREEMENT IS IN PLACE FOR THE PLANT TO SELL CAPACITY AND ENERGY ON A DISPATCHABLE BASIS TO GEORGIA POWER COMPANY AND STEAM TO FRITO LAY.

                                                                               8
                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                   ------------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                                 SCHEDULE III
                                 ------------
                  ACCUMULATED PROVISION FOR DEPRECIATION AND
                   AMORTIZATION OF SERVICE COMPANY PROPERTY
                   ----------------------------------------

--------------------------------------------------------------------------------------------------------
                              BALANCE AT     ADDITIONS                                       BALANCE AT
                               BEGINNING     CHARGED TO                    OTHER CHANGES      CLOSE OF
    DESCRIPTION                 OF YEAR      ACCOUNT 403    RETIREMENTS    ADD (DEDUCT)1/       YEAR
--------------------------------------------------------------------------------------------------------
Account
-------

301  ORGANIZATION

303  MISCELLANEOUS
     INTANGIBLE PLANT

304  LAND & LAND RIGHTS

305  STRUCTURES AND
     IMPROVEMENTS

306  LEASEHOLD
     IMPROVEMENTS              $    50         $    45        $     -               -         $    95

307  EQUIPMENT                       -              89                        89

308  OFFICE FURNITURE
     AND FIXTURES                1,007             421              -               -         $ 1,428

309  AUTOMOBILES, OTHER
     VEHICLES AND
     RELATED GARAGE
     EQUIPMENT                      11               5              -               -              16

310  AIRCRAFT AND
     AIRPORT EQUIPMENT

311  OTHER SERVICE
     COMPANY PROPERTY                -          18,842                                         18,842
                               -------         -------        -------         -------         -------
                               $ 1,068         $19,402        $     -               -         $20,470
                               =======         =======        =======         =======         =======

--------------------------------------------------------------------------------

1/  PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:
-

        N/A

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                           SCHEDULE IV - INVESTMENTS
                           -------------------------

--------------------------------------------------------------------------------

INSTRUCTIONS:  Complete the following schedule concerning investments.

Under Account 124, "Other Investments", state each investment separately, with description, including, the name of issuing company, number of shares or principal amount, etc.

Under Account 136, "Temporary Cash Investments", list each investment separately.

--------------------------------------------------------------------------------
                                                       BALANCE AT     BALANCE AT
                  DESCRIPTION                          BEGINNING       CLOSE OF
                                                        OF YEAR          YEAR
--------------------------------------------------------------------------------
ACCOUNT 136 - TEMPORARY CASH INVESTMENTS

     GEDDES COGENERATION CORPORATION                    $     0        $20,846
                                                        =======        =======


ACCOUNT 123 - INVESTMENT IN ASSOCIATE COMPANIES
     PRIME ENERGY LIMITED PARTNERSHIP                   $ 7,410        $11,234
     ONONDAGA COGENERATION LIMITED PARTNERSHIP           13,513            213
     LAKE COGEN LIMITED PARTNERSHIP                      16,338          9,024
     PASCO COGEN LIMITED                                 16,199         15,128
     SELKIRK CORPORATION PARTNERS, L.P.                  12,105          9,040
     SYRACUSE ORANGE PARTNERS                                 -           (180)
     MID-GEORGIA COGENERATION LIMITED PARTNERSHIP             -         18,914
                                                        -------        -------

                         TOTAL                          $65,565        $63,373
                                                        =======        =======

ACCOUNT 124 - OTHER INVESTMENTS


     GPU SOLAR (INVESTMENT 50% OWNERSHIP)               $   (13)       $   166
     CO. OWNED LIFE INSURANCE -
        CASH SURRENDER VALUE                                 68             93
     BALLARD GENERATION SYSTEMS, INC. (EQUITY
        INVESTMENT 10.65% OWNERSHIP)                     10,773         14,030
     CARRIED INTEREST - SYRACUSE ORANGE PARTNERS          1,886          1,125
     LONG-TERM RECEIVABLES - ASSOCIATE COMPANIES         17,288              -
     INTANGIBLE ASSETS - NCP ACQUISITION                 16,243         15,792
     ENVIROTECH INVESTMENT FUND                           1,151          1,822
     BALLARD POWER SYSTEMS, INC. (WARRANTS TO
        ACQUIRE 100,000 COMMON SHARES)                       97             97
                                                        -------        -------

                         TOTAL                          $47,493        $33,125
                                                        =======        =======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

           SCHEDULE V - ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES
           ---------------------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Complete the following schedule listing accounts receivable from each associate company. Where the service company has provided accommodation or convenience payments for associate companies, a separate listing of total payments for each associate company by subaccount should be provided.

--------------------------------------------------------------------------------
                                                       BALANCE AT     BALANCE AT
           DESCRIPTION                                 BEGINNING       CLOSE OF
                                                        OF YEAR          YEAR
--------------------------------------------------------------------------------
ACCOUNT 146 - ACCOUNTS RECEIVABLE FROM ASSOCIATE
              COMPANIES                                 $ 7,536        $24,392









                                                        -------        -------
                                   TOTAL                $ 7,536        $24,392
                                                        =======        =======

--------------------------------------------------------------------------------

ANALYSIS OF CONVENIENCE OR ACCOMMODATION PAYMENTS:                      TOTAL
                                                                      PAYMENTS
                                                                      --------

              N/A



                                                                       -------
                                        TOTAL PAYMENTS                     -
                                                                       =======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                SCHEDULE VI - FUEL STOCK EXPENSES UNDISTRIBUTED
                -----------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Report the amount of labor and expenses incurred with respect to fuel stock expenses during the year and indicate amount attributable to each associate company. Under the section headed "Summary" listed below give an overall report of the fuel functions performed by the service company.

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                  SCHEDULE VII - STORES EXPENSE UNDISTRIBUTED
                  -------------------------------------------


INSTRUCTIONS:  Report the amount of labor and expenses incurred with respect to stores expense during the year and indicate amount attributable to each associate company.

--------------------------------------------------------------------------------

          DESCRIPTION                                LABOR   EXPENSES   TOTAL

--------------------------------------------------------------------------------
ACCOUNT 163 -  STORES EXPENSE UNDISTRIBUTED


               N/A











                                                     -----     -----    -----
                            TOTAL                      -         -        -
                                                     =====     =====    =====

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                                 SCHEDULE VIII
                                 -------------

                   MISCELLANEOUS CURRENT AND ACCRUED ASSETS
                   ----------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide detail of items in this account.  Items less than $10,000 may be grouped, showing the number of items in each group.

--------------------------------------------------------------------------------
                                                       BALANCE AT   BALANCE AT
            DESCRIPTION                                BEGINNING     CLOSE OF
                                                         OF YEAR       YEAR
--------------------------------------------------------------------------------
ACCOUNT 174 - MISCELLANEOUS CURRENT AND ACCRUED
              ASSETS


              MINORITY INTEREST - LAKE COGEN             $4,318       $ 4,250

              SWAP CONTRACT - ONONDAGA COGEN                  -        62,395

              SECURITY DEPOSITS - ONONDAGA COGEN              -         5,071












                                                         ------       -------
                                   TOTAL                 $4,318       $71,716
                                                         ======       =======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                  SCHEDULE IX - MISCELLANEOUS DEFERRED DEBITS
                  -------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide detail of items in this account. Items less than $10,000 may be grouped by class showing the number of items in each class.

--------------------------------------------------------------------------------
                                                       BALANCE AT   BALANCE AT
            DESCRIPTION                                BEGINNING     CLOSE OF
                                                         OF YEAR       YEAR
--------------------------------------------------------------------------------
ACCOUNT 186 - MISCELLANEOUS DEFERRED DEBITS



DEFERRED FINANCING COSTS                                 $1,258       $    -

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                                  SCHEDULE X
                                  ----------

              RESEARCH, DEVELOPMENT OR DEMONSTRATION EXPENDITURES
              ---------------------------------------------------

--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide a description of each material research, development, or demonstration project which incurred costs by the service corporation during the year.

--------------------------------------------------------------------------------

         DESCRIPTION                                                  AMOUNT

--------------------------------------------------------------------------------
ACCOUNT 188 - RESEARCH, DEVELOPMENT, OR DEMONSTRATION
              EXPENDITURES

              N/A

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                        For the Year Ended December 31, 1998
                                           -----------------

---------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE XI - PROPRIETARY CAPITAL
---------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF       PAR OR STATED
                                                   SHARES            VALUE          OUTSTANDING CLOSE OF PERIOD
                                                                                    ---------------------------
ACCOUNT NUMBER            CLASS OF STOCK         AUTHORIZED         PER SHARE       NO. OF SHARES     TOTAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
     201                COMMON STOCK ISSUED         100              $1 000*             100            $100, 000*
---------------------------------------------------------------------------------------------------------------------
  INSTRUCTIONS:         Classify amounts in each account with brief explanation, disclosing the general nature of transactions which gave rise to the reported amounts.

---------------------------------------------------------------------------------------------------------------------
                        DESCRIPTION                                                                   AMOUNT
---------------------------------------------------------------------------------------------------------------------

ACCOUNT 211 - MISCELLANEOUS PAID-IN CAPITAL                                                         $ 144,466

ACCOUNT 215 - APPROPRIATED RETAINED EARNINGS                                                                0

                                                                                                    ---------
                                                                             TOTAL                  $144,466
                                                                                                    ========

---------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS:       Give particulars concerning net income or (loss) during the year, distinguishing between compensation for the use of capital owed or net loss remaining from servicing nonassociates per the General Instructions of the Uniform
                    System of Accounts. For dividends paid during the year in cash or otherwise, provide rate percentage, amount of dividend, date declared and date paid.

---------------------------------------------------------------------------------------------------------------------
                                                   BALANCE AT     NET INCOME    CUMULATIVE    UNREALIZED   BALANCE AT
                                                    BEGINNING        OR        TRANSLATION     GAIN ON      CLOSE OF
                    DESCRIPTION                      OF YEAR       (LOSS)       ADJUSTMENT       MES          YEAR
---------------------------------------------------------------------------------------------------------------------
ACCOUNT 216 -  UNAPPROPRIATED RETAINED EARNINGS     (26,247)       11,724              3              -      (14,520)

                Unrealized Gain on Marketable
                 Equity Securities (MES)                  -             -              -          2,898        2,898
                                                  ---------     ---------       --------       --------     --------

                                TOTAL             $ (26,247)    $  11,724       $      3       $  2,898     $(11,622)
                                                  =========     =========       ========       ========     ========

* In Whole Dollars

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                        For the Year Ended December 31, 1998
                                           -----------------

--------------------------------------------------------------------------------
                         SCHEDULE XII- LONG-TERM DEBT
--------------------------------------------------------------------------------

INSTRUCTIONS:       Advances from associate companies should be reported
                    separately for advances on notes, and advances on open account. Names of associate companies from which advances were received shall be shown under the class and series of obligation column. For Account 224 - Other long term debt provide the name of creditor company or organization, terms of the obligation, date of maturity, interest rate, and the amount authorized and outstanding.


---------------------------------------------------------------------------------------------------------------------------------
                          TERMS OF OBLIG      DATE                              BALANCE AT                           BALANCE AT
     NAME OF CREDITOR     CLASS & SERIES       OF       INTEREST     AMOUNT      BEGINNING                      1/     CLOSE
                                                                                                                -
                          OF OBLIGATION     MATURITY      RATE     AUTHORIZED     OF YEAR   ADDITIONS   DEDUCTIONS    OF YEAR
---------------------------------------------------------------------------------------------------------------------------------
ACCOUNT 223 -   ADVANCES FROM ASSOCIATE
                COMPANIES:

                NONE

ACCOUNT 224 -   OTHER LONG-TERM DEBT:         NONE                              $124,600                 $124,600      $   -

1/  GIVE AN EXPLANATION OF DEDUCTIONS:    Payments per agreements.              $124,600                 $124,600      $   -
                                                                                ========                 ========      =====

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                SCHEDULE XIII - CURRENT AND ACCRUED LIABILITIES
                -----------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide balance of notes and accounts payable to each associate company. Give description and amount of miscellaneous current and accrued liabilities. Items less than $10,000 may be grouped,
                                                    -------
               showing the number of items in each group.

---------------------------------------------------------------------------------------
                                                           BALANCE AT     BALANCE AT
               DESCRIPTION                                 BEGINNING         END
                                                            OF YEAR         OF YEAR
---------------------------------------------------------------------------------------
ACCOUNT 233 -  NOTES PAYABLE TO ASSOCIATE COMPANIES

               NONE
                                                          --------          -------
                                        TOTAL                    -                -
                                                          ========          =======

---------------------------------------------------------------------------------------
ACCOUNT 234 -  ACCOUNTS PAYABLE TO ASSOCIATE
               COMPANIES

               GPU SERVICE CORPORATION                    $  1,224          $   986
               SYRACUSE ORANGE PARTNERS                         75                -
               GPU ELECTRIC                                  5,085           18,379
               MID-GEORGIA                                     216                -
                                                          --------          -------
                                       TOTAL              $  6,600          $19,365
                                                          ========          =======

---------------------------------------------------------------------------------------
ACCOUNT 242 -  MISCELLANEOUS CURRENT AND ACCRUED
                 LIABILITIES

ACCRUALS    -  EMPLOYEE BONUS                                  823            1,283
            -  VACATION                                        779              810
            -  LEGAL FEES                                      403            1,345
            -  CONSULTING                                        -              202
            -  ACCRUED CONST. CONTIN.                        3,280                -
            -  ACCRUED OVERHAUL                              3,841            8,589
            -  OTHER                                         5,860            4,555 A
            -  INTEREST PAYABLE                              2,138                -
            -  ACCRUED AUDIT FEES           -                    -              158
            -  8 ITEMS LESS THAN $10,000                        39                -
                                                          --------          -------
                                            TOTAL         $ 17,163          $16,942
                                                          ========          =======

A    OCLP                                                                       476
     EI SERVICES, INC.                                                           39
     LAKE                                                                        28
     MID-GEORGIA COGEN CONSOLIDATED                                              13
     EI SELKIRK                                                                  53
     GPUI                                                                     3,910
     EI FUELS                                                                    35
     OTHER                                                                        1
                                                                            -------
                                                                            $ 4,555
                                                                            =======

                                                                              19
                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                                 SCHEDULE XIV
                                 ------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  The space below is provided for important notes regarding the financial statements or any account thereof. Furnish particulars as to any significant contingent assets or liabilities existing at the end of the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

--------------------------------------------------------------------------------

The Notes to Financial Statements of GPU International, Inc. will be filed separately under a request for confidential treatment under Rule 104(b).

                   ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                    -------------------------

                     For the Year Ended December 31, 1998
                                        -----------------
________________________________________________________________________________

                                  SCHEDULE XV
                                  -----------

                              STATEMENT OF INCOME
                              -------------------

------------------------------------------------------------------------------------------------
ACCOUNT                                DESCRIPTION                   CURRENT YEAR   PRIOR YEAR
------------------------------------------------------------------------------------------------
   INCOME
   ------
457     Services rendered to associate companies                         $ 72,256     $ 38,727
458     Services rendered to nonassociate companies                             -            -
421     Equity earnings (losses)                                            7,523      (11,421)
421     Interest and dividend income                                        3,489        2,497
421     Gain on sale of asset                                               9,146         (950)
                                                                         --------     --------

                      Total Income                                         92,414       28,853
                                                                         --------     --------

EXPENSE
--------------------

920      Salaries and wages                                                 7,251        6,263
921      Office supplies and expenses                                         137          405
922      Administrative expense transferred
         credit                                                                 -            -
923      Outside services employed                                          7,593        7,610
924      Property insurance                                                   149          173
925      Injuries and damages                                                   -            -
926      Employee pensions and benefits                                     2,518        1,200
928      Regulatory commission expense                                          -            -
930.1    General advertising expenses                                           5            -
930.2    Miscellaneous general expenses                                    52,683       26,600
931      Rents                                                                759          722
932      Maintenance of structures and equipment                                -            -
403      Depreciation and amortization expense                              4,560          500
408      Taxes other than income taxes                                        492          656
409      Income taxes                                                      (3,991)      (1,594)
410      Provision for deferred income taxes                               13,094       (1,521)
411      Provision for deferred income taxes -
         credit                                                                 -            -
411.5    Investment tax credit                                                  -            -
426.1    Donations                                                              7           20
426.5    Other deductions                                                  (5,213)         468
427      Interest on long-term debt                                           748          112
430      Interest on debt to associate
         companies                                                              -            -
431      Other interest expense                                                 -          601
                                                                         --------     --------

                      Total Expense                                        80,792       42,215
                                                                         --------     --------

               Net Income or (Loss)                                      $ 11,622     $(13,362)
                                                                         ========     ========

                  ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                   ----------------------------

                      For the Year Ended December 31, 1998
                                         -----------------

________________________________________________________________________________

                              ANALYSIS OF BILLING
                              -------------------

                              ASSOCIATE COMPANIES
                                  ACCOUNT 457

________________________________________________________________________________


COSTS                               DIRECT     INDIRECT   COMPENSATION
NAME OF ASSOCIATE COMPANY            COSTS     FOR USE     AMOUNT        TOTAL
                                    CHARGED     CHARGE   OF CAPITAL     BILLED
                                    -------------------------------------------
                                     457-1      457-2      457-3
                                    -------------------------------------------

PRIME ENERGY LIMITED PARTNERSHIP    $ 1,993    $  -       $  -        $ 1,993

CAMCHINO ENERGY CORPORATION             336       -          -            336

ONONDAGA COGENERATION LIMITED
  PARTNERSHIP                        14,336       -          -         14,336

EI SERVICES CANADA                      779       -          -            779

TERMOBARRANQUILLA, S.A. EMPRESA
 DE SERVICIOS PUBLICOS (TEBSA)        2,196       -          -          2,196

LAKE COGEN LIMITED                   34,640       -          -         34,640

PROJECT ORANGE ASSOCIATES               363       -          -            363

MID GEORGIA COGEN                       344       -          -            344

PASCO COGEN LIMITED                     195       -          -            195

EI SERVICES, INC.                     8,305       -          -          8,305

GEDDES COGENERATION COPORATION        2,660       -          -          2,660

NCP ENERGY, INC.                      3,218       -          -          3,218

EI FUELS, INC.                          330       -          -            330

GPU POWER,INC.                        2,429       -          -          2,429

NCP HOUSTON POWER, INC.                 132       -          -            132
                                    -------    -----      -----       -------

    TOTAL                           $72,256    $  -       $  -        $72,256
                                    =======    =====      =====       =======

                  ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                   ----------------------------

                      For the Year Ended December 31, 1998
                                         -----------------

--------------------------------------------------------------------------------

                              ANALYSIS OF BILLING
                              -------------------
                             NONASSOCIATE COMPANIES
                                  ACCOUNT 458

------------------------------------------------------------------------------------------

                                DIRECT   INDIRECT  COMPENSATION           EXCESS
                                 COSTS    COSTS      FOR USE     TOTAL      OR      TOTAL
NAME OF NONASSOCIATE COMPANY    CHARGED  CHARGED    OF CAPITAL   COST   DEFICIENCY  AMOUNT
                                -------  --------  ------------         ----------
                                  458-1     458-2         458-3              458-4  BILLED
------------------------------------------------------------------------------------------

NOT APPLICABLE


--------------------------------------------------------------------------------

INSTRUCTION: Provide a brief description of the services rendered to each nonassociated company:

                  ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                   -------------------------

                      For the Year Ended December 31, 1998
                                         -----------------
________________________________________________________________________________
                                  SCHEDULE XVI
                                  ------------
                        ANALYSIS OF CHARGES FOR SERVICE
                        -------------------------------
                      ASSOCIATE AND NONASSOCIATE COMPANIES
                      ------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              ASSOCIATE COMPANY CHARGES      NONASSOC. CO. CHARGES     TOTAL CHARGES FOR SERVICE
                                              -------------------------      ---------------------     -------------------------
                                              DIRECT    INDIRECT             DIRECT  INDIRECT          DIRECT   INDIRECT
       DESCRIPTION OF ITEMS                    COST       COST    TOTAL       COST     COST    TOTAL    COST      COST     TOTAL
--------------------------------------------------------------------------------------------------------------------------------
920    SALARIES AND WAGES
921    OFFICE SUPPLIES AND EXPENSES
922    ADMINISTRATIVE EXPENSE TRANSFERRED-
        CREDIT
923    OUTSIDE SERVICES EMPLOYED                                                  NOT APPLICABLE
924    PROPERTY INSURANCE
925    INJURIES AND DAMAGES
926    EMPLOYEE PENSIONS AND BENEFITS
928    REGULATORY COMMISSION EXPENSE
930.1  GENERAL ADVERTISING EXPENSES
930.2  MISCELLANEOUS GENERAL EXPENSES
931    RENTS
932    MAINTENANCE OF STRUCTURES AND
        EQUIPMENT
403    DEPRECIATION AND AMORTIZATION
        EXPENSE
408    TAXES OTHER THAN INCOME TAXES
409    INCOME TAXES
410    PROVISION FOR DEFERRED INCOME TAXES
411    PROVISION FOR DEFERRED INCOME TAXES
        - CREDIT
411.5  INVESTMENT TAX CREDIT
426.1  DONATIONS
426.5  OTHER DEDUCTIONS
427    INTEREST ON LONG-TERM DEBT
430    INTEREST ON DEBT TO ASSOCIATE
        COMPANIES
431    OTHER INTEREST EXPENSE

______________________________________________________
INSTRUCTION:  Total cost of service will equal
              for associate and nonassociate
              companies the total amount billed
              under their separate analysis of
              billing schedules.
______________________________________________________
                       TOTAL EXPENSES  =
COMPENSATION FOR USE OF EQUITY CAPITAL =
430 INTEREST ON DEBT TO ASSOCIATE
                           COMPANIES   =
               TOTAL COST OF SERVICE   =
      ------------------------------

                   ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                    -------------------------

                     For the Year Ended December 31, 1998
                                        -----------------
________________________________________________________________________________
                                 SCHEDULE XVII
                                 -------------
                       SCHEDULE OF EXPENSE DISTRIBUTION
                       --------------------------------
                                      BY
                        DEPARTMENT OR SERVICE FUNCTION
________________________________________________________________________________
                        DEPARTMENT OR SERVICE FUNCTION
                        ------------------------------

                                                  TOTAL                 OFFICE OF   OYSTER   THREE MILE     THREE MILE
D E S C R I P T I O N  O F  I T E M S             AMOUNT    OVERHEAD    PRESIDENT    CREEK     ISLAND I      ISLAND II
-----------------------------------------------------------------------------------------------------------------------------------
920    SALARIES AND WAGES
921    OFFICE SUPPLIES AND EXPENSES
922    ADMINISTRATIVE EXPENSE  TRANSFERRED -
        CREDIT
923    OUTSIDE SERVICES EMPLOYED
924    PROPERTY INSURANCE
925    INJURIES AND DAMAGES
926    EMPLOYEE PENSIONS AND BENEFITS                                  NOT APPLICABLE
928    REGULATORY COMMISSION EXPENSE
930.1  GENERAL ADVERTISING EXPENSE
930.2  MISCELLANEOUS GENERAL EXPENSES
931    RENTS
932    MAINTENANCE OF STRUCTURES AND
        EQUIPMENT
403    DEPRECIATION AND AMORTIZATION
        EXPENSE
408    TAXES OTHER THAN INCOME TAXES
409    INCOME TAXES
410    PROVISION FOR DEFERRED INCOME TAXES
411    PROVISION FOR DEFERRED INCOME TAXES
        - CREDIT
411.5  INVESTMENT TAX CREDIT
426.1  DONATIONS
426.5  OTHER DEDUCTIONS
427    INTEREST ON LONG-TERM DEBT
430    INTEREST ON DEBT TO ASSOCIATE
        COMPANIES
431    OTHER INTEREST EXPENSE

____________________________________________
INSTRUCTION:  Indicate each department or
              service function. (See Instruc-
              tion 01-3 General Structure of
              Accounting System: Uniform
              System Account)
             _______________________________

________________________________________________________________________________
              TOTAL EXPENSES =
____________________________

                   ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                    -------------------------
                     For the Year Ended December 31, 1998
                                        -----------------
----------------------------------------------------------------------------
                                 SCHEDULE XVII
                                 -------------
                       SCHEDULE OF EXPENSE DISTRIBUTION
                       --------------------------------
                                      BY
                        DEPARTMENT OR SERVICE FUNCTION
----------------------------------------------------------------------------
            D E P A R T M E N T  OR  S E R V I C E  F U N C T I O N
----------------------------------------------------------------------------

ACCOUNT    TECHNICAL  NUCLEAR      COMMUN-    ADMIN &   CORPORATE  CORPORATE
NUMBER     FUNCTIONS  ASSURANCE    CATIONS    FINANCE   SERVICES   SECRETARY
----------------------------------------------------------------------------
920
921
922
923
924
925
926
928
930.1
930.2
931
932
403
408
409
410
411
411.5
426.1
426.5
427
430
431
----------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------

                                                                              26
                   ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                    -------------------------

                     For the Year Ended December 31, 1998
                                        -----------------

--------------------------------------------------------------------------------

                       DEPARTMENTAL ANALYSIS OF SALARIES
                       ---------------------------------

                                  ACCOUNT 920

--------------------------------------------------------------------------------

                                    DEPARTMENTAL SALARY EXPENSE         NUMBER
                            ----------------------------------------
NAME OF DEPARTMENT                    INCLUDED IN AMOUNTS BILLED TO    PERSONNEL
------------------                   -------------------------------  ----------
Indicate each department    TOTAL    SALARY     OTHER        NON         END OF
or service function.        AMOUNT   EXPENSE  ASSOCIATES  ASSOCIATES      YEAR
--------------------------------------------------------------------------------
GPU International, Inc.      $7,251   $7,251  $     -     $     -            83




                            -------  -------   ------      ------         -----
                TOTAL       $ 7,251  $ 7,251  $     -     $     -            83
                            =======  =======   ======      ======         =====

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------


                           OUTSIDE SERVICES EMPLOYED
                        -------------------------------
                                  ACCOUNT 923

________________________________________________________________________________

INSTRUCTIONS:  Provide a breakdown by subaccount of outside services employed.
               If the aggregate amounts paid to any one payee and included within one subaccount is less than $25,000, only the aggregate number and amount of all such payments included within the subaccount need be shown. Provide a subtotal for each type of service.

________________________________________________________________________________
                                              RELATIONSHIP
                                              ------------
                                              "A"=ASSOCIATE
FROM WHOM PURCHASED             ADDRESS       "NA"- NON                  AMOUNT
                                              ASSOCIATE
________________________________________________________________________________


Schedule of Outside Services Employed for GPU International, Inc. will be filed separately under a request for confidential treatment.


ACCOUNTING SERVICES                                                     $  470

GENERAL & ADMINISTRATIVE EXPENSES                                          774

CONSULTING EXPENSES                                                      2,548

LEGAL EXPENSES                                                           1,966

OTHER DEVELOPMENT FEES                                                   1,835
                                                                        ------

                TOTAL                                                   $7,593
                                                                        ======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------



                        EMPLOYEE PENSIONS AND BENEFITS
                        ------------------------------

                                  ACCOUNT 926
                                  -----------


INSTRUCTIONS:  Provide a listing of each pension plan and benefit program provided by the service company. Such listing should be limited to $25,000.

________________________________________________________________________________

       DESCRIPTION                                               AMOUNT
--------------------------------------------------------------------------------

       HEALTH AND DENTAL INSURANCE                               $  534

       PENSION PLANS                                                224

       EMPLOYEE SAVINGS PLAN                                        250

       VACATION ACCRUAL                                              38

       DEFERRED COMPENSATION                                        245

       BONUS                                                      1,326

       OTHER PAYROLL EXPENSES                                       672

       ALLOCATION OF SALARIES                                      (771)
                                                                   -----



                                                                  ------
                 TOTAL                                           $ 2,518
                                                                  ======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1998
                                        -----------------

________________________________________________________________________________

                         GENERAL ADVERTISING EXPENSES
                         ----------------------------

                                 ACCOUNT 930.1
                                 -------------
________________________________________________________________________________

INSTRUCTIONS:  Provide a listing of the amount included in Account 930.1,
               "General Advertising Expenses", classifying the items according to the nature of the advertising and as defined in the account definition. If a particular class includes an amount in excess of $3,000 applicable to a single payee, show separately the name of the payee and the aggregate amount applicable thereto.
________________________________________________________________________________

         DESCRIPTION                  NAME OF PAYEE           AMOUNT *
________________________________________________________________________________


         No one Vendor's
         invoice exceeded $3,000      Not applicable          $  5,000


                                                                ------
                 TOTAL                                        $  5,000
                                                                ======


* In Whole Dollars

                                                                              30
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------
--------------------------------------------------------------------------------

                         MISCELLANEOUS GENERAL EXPENSES
                         ------------------------------

                                 ACCOUNT 930.2
                                 -------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide a listing of the amount included in Account 930.2,
               "Miscellaneous General Expenses", classifying such expenses according to their nature. Payments and expenses permitted by
               Section 321 (b) (2) of the Federal Election Campaign Act, as amended by Public Law 94-283 in 1976 (2 U.S.C.S. 441 (b) (2) shall be separately classified.

--------------------------------------------------------------------------------
DESCRIPTION                                                      AMOUNT
--------------------------------------------------------------------------------
EMPLOYEE TRAVEL EXPENSE                                          $   653

EMPLOYEE RECRUITING AND RELOCATION EXPENSE                           734

EMPLOYEE TRAINING EXPENSE                                            121

OPERATING EXPENSES - LAKE COGEN                                   15,360

OPERATING EXPENSES - ONONDAGA COGEN                                4,629

COMPUTER EXPENSE                                                     324

TEMPORARY HELP                                                       199

MEETINGS AND CONFERENCES                                             181

FUEL EXPENSE                                                      30,327

PROFESSIONAL ASSOCIATION DUES                                          5

MISCELLANEOUS EXPENSES                                               150
                                                                 -------

                 TOTAL                                           $52,683
                                                                 =======

                                                                              31
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------
--------------------------------------------------------------------------------
                                     RENTS
                                     -----

                                  ACCOUNT 931
                                  -----------
--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide a listing of the amount included in Account 931, "Rents", classifying such expenses by major groupings of property, as defined in the account definition of the Uniform System of Accounts.


--------------------------------------------------------------------------------
       TYPE OF PROPERTY                                 AMOUNT
--------------------------------------------------------------------------------
       OFFICE SPACE                                     $   759


                                                         ------
                 TOTAL                                  $   759
                                                         ======

                                                                              32
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------

--------------------------------------------------------------------------------

                     DEPRECIATION AND AMORTIZATION EXPENSE
                     -------------------------------------

                                  ACCOUNT 403
                                  -----------
--------------------------------------------------------------------------------

ONONDAGA COGENERATION LIMITED PARTNERSHIP     $3,681

LAKE COGEN LIMITED                                10

NCP ENERGY, INC.                                  67

OTHER                                            802
                                              ------

          TOTAL                               $4,560
                                              ======

                                                                              33
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------

--------------------------------------------------------------------------------

                         TAXES OTHER THAN INCOME TAXES
                         -----------------------------

                                  ACCOUNT 408
                                  -----------
 -------------------------------------------------------------------------------
INSTRUCTION:  Provide an analysis of Account 408, "Taxes Other Than Income
              Taxes". Separate the analysis into two groups: (1) other than U.S. Government taxes, and (2) U.S. Government taxes. Specify each of the various kinds of taxes and show the amounts thereof. Provide a subtotal for each class of tax.
--------------------------------------------------------------------------------
                  KIND OF TAX                            AMOUNT
--------------------------------------------------------------------------------

         (1)   U.S. GOVERNMENT TAXES
               ---------------------

                                                        $     0

                                                        -------

                    Sub Total                                 0
                                                        -------


         (2)   OTHER THAN U.S. GOVERNMENT TAXES
               --------------------------------

               NEW YORK GROSS RECEIPTS TAXES                490

               SALES/USE TAX                                  2
                                                        -------
                     Sub Total                              492
                                                        -------


                    TOTAL                               $   492
                                                         ======

                                                                              34
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------

--------------------------------------------------------------------------------

                                   DONATIONS
                                   ---------

                                 ACCOUNT 426.1
                                 -------------
--------------------------------------------------------------------------------

INSTRUCTION:  Provide a listing of the amount included in Account 426.1,
              "Donations", classifying such expenses by its purpose. The aggregate number and amount of all items of less than $3,000 may be shown in lieu of details.
--------------------------------------------------------------------------------

NAME OF RECIPIENT             PURPOSE OF DONATION          AMOUNT*
--------------------------------------------------------------------------------

Irish American Democrats      Opportunity for Business     $ 3,000
                              Development to meet with
                              Bordina Mona and other Irish
                              Governmental Officials


The Washington Opera          To join the Chairman's         3,000
                              Circle and to acknowledge
                              GPU International in the
                              StageBill and Opera Ball
                              Program


6 Others (Under $3,000)                                      1,589
                                                           -------


                              TOTAL                        $ 7,589
                                                           =======


* In Whole Dollars

                                                                              35
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------
--------------------------------------------------------------------------------

                                OTHER DEDUCTIONS
                                ----------------

                                 ACCOUNT 426.5
                                 -------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide a listing of the amount included in Account 426.5, "Other
           Deductions", classifying such expenses according to their nature.
--------------------------------------------------------------------------------

         DESCRIPTION          NAME OF PAYEE               AMOUNT
         -----------          -------------               ------
--------------------------------------------------------------------------------


FOREIGN CURRENCY EXCHANGE LOSS                          $      22

PARTNERSHIP FINANCE                                         2,487

SETTLEMENT OF DEFERRED FUEL COSTS                          (3,000)

AMORTIZATION OF DEFERRED GAIN                              (4,722)
                                                        ---------

          Total                                         $  (5,213)
                                                        =========

                                                                              36
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

                      For the Year Ended December 31, 1998
                                         -----------------
--------------------------------------------------------------------------------

                                 SCHEDULE XVIII
                                 --------------

                          NOTES TO STATEMENT OF INCOME
                          ----------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  The space below is provided for important notes regarding the statement of income or any account thereof. Furnish particulars as to any significant increase in services rendered or expenses incurred during the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

--------------------------------------------------------------------------------
The Notes to Financial Statements of GPU International, Inc. will be filed separately under a request for confidential treatment under Rule 104(b).

                                                                              37
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------
                     For the Year Ended  December 31, 1998
                                        ------------------

--------------------------------------------------------------------------------
                               ORGANIZATION CHART
                               ------------------
--------------------------------------------------------------------------------

                              BOARD OF DIRECTORS
                                   Chairman

                                President & CEO

                          Senior Vice President & COO

                               Division Counsel

                         Projects & Technical Services

                         Vice President & Comptroller

                            Domestic Business Unit

                          International Business Unit

                    Managing Director Business Development

                         Director Technology Ventures

                         Vice President - Philippines

                                                                              38
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

--------------------------------------------------------------------------------
                             METHODS OF ALLOCATION
                             ---------------------

--------------------------------------------------------------------------------


Not Applicable

                   ANNUAL REPORT OF   GPU INTERNATIONAL, INC.
                                   --------------------------
--------------------------------------------------------------------------------

           ANNUAL STATEMENT OF COMPENSATION FOR USE OF CAPITAL BILLED
           ----------------------------------------------------------

--------------------------------------------------------------------------------


                    NONE

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------

--------------------------------------------------------------------------------

                              VENTURE DISCLOSURES
                              -------------------
--------------------------------------------------------------------------------

In accordance with discussions with the staff, financial statements for projects in which EII owns interests will be included in a Certificate Pursuant to Rule 24 to be filed under the 1935 Act for the quarter ended March 31, 1996, pursuant to the order dated November 16, 1995 (HCAR No. 26123; File No. 70-7727).

                   ANNUAL REPORT OF   GPU INTERNATIONAL, INC.
                                   --------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT
                                    -------
--------------------------------------------------------------------------------

The following information is provided in accordance with an Amendment No. 3 to the GPU International (GPUI) Application on Form U-1 dated December 13, 1998 (SEC File No. 70-8913) filed under the Public Utility Holding Company Act of 1935.

(a) Each investment made by GPUI in a Subsidiary or the Enterprise, as defined
------------------------------------------------------------------------------
in the Amendment, during 1996.
------------------------------

In December 1996, GPUI and Ballard Power Systems (BPS) formed a joint venture, Ballard Generation Systems, Inc. (BGS), which will develop, manufacture and market stationary fuel cell power plants worldwide and will be based in British Columbia, Canada. BPS will supply the fuel cells for these power plants. GPUI has committed to invest $23.25 million in BGS by June 30, 1999 for (1) up to a 19.3% equity interest in BGS; (2) two 250 KW fuel cell power plants for field trials; (3) non-transferable warrants to purchase 100,000 common shares in BPS at a price of Canadian $27.45 per share; and (4) an option to acquire 425,000 shares of BGS preferred stock.

In 1997, GPUI made a prepayment of $4,250,000 for the purchase of two field fuel cell power plants. This prepayment is included in Other noncurrent assets in the Consolidated Balance Sheets as of December 31, 1998 and 1997. GPUI expects to take delivery of these field fuel cell power plants by year-end 1999.

GPUI has accounted for its purchase of warrants on BPS stock as an investment having a book value of $97,000. The warrants have a term of five years and are subject to GPUI making the entire $23.25 million investment by June 30, 1999. GPUI anticipates funding its remaining commitment of $4 million during 1999.

The option to acquire 425,000 shares of BGS stock was assigned a book value of $4,250,000. The aggregate purchase price for all the shares to be acquired under the option is $1. The options may be exercised by GPUI at any time after GPUI has made payment for the two field fuel cell power plants and before the earlier of December 2001 or the initial public offering of BGS. The initial public offering of BGS had not yet occurred as of December 31, 1998.

(b) A general description of the activities of the Enterprise in 1998.
    -----------------------------------------------------------------

GPUI has accounted for its investment using the equity method through June 30, 1998 and changed to cost method on July 1, 1998 resulting from the admission of a new partner into the joint venture that caused GPUI to no longer have significant influence over BGS. In 1998, GPUI made an additional investment in BGS of $4 million, of which approximately $3.4 million represents goodwill. GPUI's investment in BGS amounted to $14.2 million and $10.8 million as of December 31, 1998 and 1997, respectively, representing 10.65% and 10.07% ownership interest, respectively.

GPUI accounted for BGS using the purchase method. Accordingly, approximately $9.9 million of the total investment represents goodwill, which is being amortized over a period of 20-years. The goodwill and related amortization is recorded in Investments, net in the Consolidated Balance Sheets. Amortization expense amounted to $334,011 and $157,890 for the years ended December 31, 1998 and 1997, respectively, and is included in Equity in earnings (losses) of investments in the Statement of Income.

(c) The number of GPUI employees providing services to the Enterprise on a
    ----------------------------------------------------------------------
regular basis during the previous year.
---------------------------------------

 ONE

(d) The revenues and expenses of the Enterprise during 1998.
    --------------------------------------------------------

There were $85 thousand in revenues and $.5 million in expenses.

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     -----------------------



                                SIGNATURE CLAUSE

           Pursuant to the requirements of the Public
      Utility Holding Company Act of 1935 and the rules and regulations of the Securities and Exchange
      Commission issued thereunder, the undersigned company has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.

                  GPU INTERNATIONAL, INC.
      -----------------------------------
          (Name of Reporting Company)

      By: /s/ R. L. Wise
         --------------------------------
      (Signature of Signing Officer)

      R. L. Wise, President and CEO
      -----------------------------------
      (Printed Name and Title of Signing Officer)


      Date:      4/30/99
            -----------------